John Hancock Funds

                                      Sovereign
                                   U.S. Government
                                       Income
                                        Fund

                                   ANNUAL REPORT

                                 October 31, 1996


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.




BY BARRY EVANS, CFA, PORTFOLIO MANAGER

John Hancock
Sovereign U.S.
Government Income Fund

Mixed economic news sends bonds on a seesaw ride

In the last 12 months, bond investors have been pushed and pulled every which way. The Fund's fiscal year began in November 1995 on a high. Interest rates were falling and bond prices rising on the expectation that Congress was close to passing a balanced budget that would have been good news for the economy and interest rates. But in February, investor sentiment changed dramatically, as budget hopes were dashed and interest rates began moving up. Then in March, the first in a set of strong employment numbers came out suggesting the economy was growing faster than expected. That caused a further jump in rates and a drop in bond prices as fears of inflation revived. Inflation, of course, is a bondholder's number one enemy because it erodes the buying power of fixed-income earnings. When the period began, the yield on the bellwether 30-year Treasury was at 6% and rose as high as 7.2% before settling down around 6.6%. During the spring and summer, bond yields careened within a narrow range as monthly employment figures rekindled fears of wage inflation and then actual inflation reports dissipated those fears. In September, the bond market began to rally after softer economic numbers appeared and inflation fears subsided.

"As interest
rates rose
during the
period, we
became more
defensive."

A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: (l-r) Barry Evans, Roger Hamilton and Seth Robbins."



Pie chart with the heading 'Portfolio Diversification" at top of left hand column. The chart is divided into three sections. Going from top left to right: Short-Term Investments & Other 4%, U.S. Treasury Bonds 36%, U.S. Government Agency Bonds 60%. Footnote below reads: "As a percentage of net assets on October 31, 1996."

In this environment, John Hancock Sovereign U.S. Government Income Fund performed well. For the 12 months ended October 31, 1996, John Hancock Sovereign U.S. Government Income Fund's Class A and Class B shares posted total returns of 4.02% and 3.33% respectively, at net asset value. That was in line with the 4.04% return of the average general U.S. government fund, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term Fund performance information.

Mortgage-
backed
securities
performed
well over
the last six
months.

As interest rates rose during the period, we became more defensive. We did this by shortening the Fund's duration to help protect its share price. Duration measures how sensitive a bond's price, and therefore the Fund's share price, is to changes in interest rates. The longer a bond's duration, the more its price will rise as interest rates fall, or fall as rates rise. We began the period with duration as high as 5.5 years. This relatively long duration initially helped us as rates were falling. But as rates rose, we shortened duration to 4.6 years, then moved it back up to 5.2 years as rates eased.

Boost in mortgages

We began the period with a heavy stake in U.S. Treasuries, which tend to outperform most government agency and mortgage bonds in a falling rate environment. As the market turned and rates began rising, we pared our Treasury investments from 61% of the Fund's net assets to 36% by the end of October. In exchange, we bought higher-yielding securities, including mortgage-backed securities. Mortgages offer a higher yield than Treasuries to compensate investors for prepayment risk -- the risk that homeowners will prepay their mortgages as interest rates fall, leaving the original mortgage holder with cash to reinvest at a lower rate. As expected, they did well over the last six months as interest rates stayed within a narrow range and the risk of prepayments declined. More recently, we added to the Fund's planned amortization classes (PACs) holdings, which now account for 8% of the Fund's net assets. Issued by government agencies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage, PACs are portions of high-quality collateralized mortgage obligations (CMOs) that have a lower probability of prepayment. CMOs separate the cash flows of mortgage pools into different classes of various maturities. Our PACs helped boost the Fund's yield, while being more insulated from the threat of prepayment than traditional mortgage-backed securities. Overall, we ended the period with a 48% stake in mortgage bonds.

Toward the end of the period, we also increased our stake in agency bonds issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, boosting our holdings from 3% of the Fund to 12% of net assets by the end October. We bought them because they were particularly cheap and had underperformed compared to mortgage-backed securities during the period, so they still have a better potential for price gains.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 1% from bottom to top, with 5% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 4.02% total return for the John Hancock Sovereign U.S. Government Income Fund: Class A. The second represents the 3.33% total return for John Hancock Sovereign U.S. Government Income Fund: Class B. The third represents the 4.04% total return for the average general U.S. government income fund. A footnote below reads: "Total returns for John Hancock Sovereign U.S. Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government income fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information.

Outlook

Our outlook for bonds remains favorable. In our view, the most likely scenario over the next six months is for the economy to continue to grow at a modest pace. We don't believe the consumer is tapped out and expect consumer spending to bounce back enough from its third quarter lull to prevent the economy from slipping into recession. While it's possible that we'll see some periodic inflation scares as the market struggles with wage concerns, we remain convinced that there isn't a real threat of inflation, only a perceived one. As you read this report, the presidential election is behind us and the bond market has been pleased with the status quo results. This environment suggests that interest rates still have room to come down somewhat, on a more modest scale. For now, we'll maintain a slightly aggressive posture and keep the Fund's duration just longer than average. But once the yield on the 30-year Treasury falls to around 6.4%, we'll begin shortening duration, unless we see further signs that lead us to believe interest rates could go even lower.

"Our outlook
for bonds
remains
favorable."

--------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign U.S. Government Income Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                                                         MOST
                                 ONE        FIVE        RECENT
                                YEAR       YEARS      TEN YEARS
                             ---------   ---------   ----------
John Hancock Sovereign
U.S. Government Income
Fund: Class A                 (1.32%)       N/A        24.07%(1)
John Hancock Sovereign
U.S. Government Income
Fund: Class B                 (2.33%)     30.88%      104.36%


AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996


                                                         MOST
                                 ONE        FIVE        RECENT
                                YEAR       YEARS      TEN YEARS
                             ---------   ---------   ----------
John Hancock Sovereign
U.S. Government Income
Fund: Class A                 (1.32%)        N/A        4.66%(1)
John Hancock Sovereign
U.S. Government Income
Fund: Class B                 (2.33%)       5.53%       7.41%


YIELDS

As of October 31, 1996

                                              SEC 30-DAY
                                                 YIELD
                                              -----------

John Hancock Sovereign U.S.
Government Income Fund:
Class A                                          5.64%
John Hancock Sovereign U.S.
Government Income Fund:
Class B                                          5.26%

Notes to Performance

(1) Class A shares commenced on January 3, 1992.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign U.S. Government Income Fund would be worth on October 31, 1996, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Government Bond Index -- an unmanaged index that measures the performance of U.S. Treasury bonds and U.S. Government Agency bonds.

Sovereign U.S. Government Fund
Class A shares

Line chart with the heading Sovereign U.S. Government Fund:Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Government Bond Index and is equal to $13,441 as of October 31, 1996.

The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Fund on January 3, 1992, before sales charge, and is equal to $13,271 as of October 31, 1996.

The third line represents the Sovereign U.S. Government Fund, after sales charge, and is equal to $12,669 as of October 31, 1996.


Sovereign U.S. Government Fund
Class B shares

Line chart with the heading Sovereign U.S. Government Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the *Lehman Government Bond Index and is equal to $21,127 as of October 31, 1996.

The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Fund, before sales charge, on October 31, 1986, and is equal to $20,547 as of October 31, 1996.

* No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

John Hancock Funds - Sovereign U.S. Government Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
October 31, 1996
----------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
United States government and agencies securities
(cost - $420,719,416)                                                $ 427,594,449
Short-term investments (cost - $1,383,000)                               1,383,000
Corporate savings account                                                    6,319
                                                                     -------------
                                                                       428,983,768
Receivable for investments sold                                         39,622,791
Receivable for shares sold                                                  17,611
Receivable for futures variation margin - Note A                            70,646
Interest receivable                                                      5,704,316
Other assets                                                                31,527
                                                                     -------------
Total Assets                                                           474,430,659
----------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                       31,301,134
Dividend payable                                                            79,850
Payable for shares repurchased                                             190,731
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                    351,983
Accounts payable and accrued expenses                                      117,666
                                                                     -------------
Total Liabilities                                                       32,041,364
----------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                        485,273,522
Accumulated net realized loss on investments and
financial futures contracts                                         (   50,154,353)
Net unrealized appreciation of investments
and financial futures contracts                                          7,351,041
Distributions in excess of net investment income                    (       80,915)
                                                                     -------------
Net Assets                                                           $ 442,389,295
==================================================================================
Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $330,161,631/33,869,367                                     $       9.75
==================================================================================
Class B - $112,227,664/11,522,894                                     $       9.74
==================================================================================
Maximum Offering Price Per Share:*
Class A - ($9.75 x 104.71%)                                           $      10.21
==================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1996
----------------------------------------------------------------------------------
Investment Income:
Interest                                                               $36,271,266
                                                                       -----------
Expenses:
Investment management fee - Note B                                       2,346,755
Distribution/service fee - Note B
Class A                                                                  1,044,278
Class B                                                                  1,171,384
Transfer agent fee - Note B                                              1,231,688
Custodian fee                                                               97,585
Trustees' fees                                                              68,257
Financial services fee - Note B                                             28,344
Printing                                                                    72,233
Auditing fee                                                                42,572
Registration and filing fees                                                39,721
Miscellaneous                                                               23,987
Legal fees                                                                  45,791
                                                                     -------------
Total Expenses                                                           6,212,595
----------------------------------------------------------------------------------
Net Investment Income                                                   30,058,671
----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
Net realized loss on investments sold                                 (  3,593,442)
Net realized gain on financial futures contracts                         1,188,952
Change in net unrealized appreciation/depreciation
of investments                                                        ( 11,886,333)
Change in net unrealized appreciation/depreciation
of financial futures contracts                                           1,104,844
                                                                     -------------
Net Realized and Unrealized Loss
on Investments and Financial
Futures Contracts                                                     ( 13,185,979)
----------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                              $16,872,692
==================================================================================

See notes to financial statements.





Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 YEAR ENDED OCTOBER 31,
                                                                                           ----------------------------------
                                                                                               1995                  1996
                                                                                           ------------          ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                      $ 33,146,878          $ 30,058,671
Net realized loss on investments sold, and financial
futures contracts                                                                        (   30,917,795)        (   2,404,490)
Change in net unrealized appreciation/depreciation
of investments and financial futures contracts                                               71,309,862         (  10,781,489)
                                                                                           ------------          ------------
Net Increase in Net Assets Resulting from Operations                                         73,538,945            16,872,692
                                                                                           ------------          ------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.6504 and $0.6445 per share, respectively)                                  (   22,638,537)        (  22,888,998)
Class B - ($0.5970 and $0.5788 per share, respectively)                                  (   10,503,561)        (   7,168,399)
                                                                                           ------------          ------------
Total Distributions to Shareholders                                                      (   33,142,098)        (  30,057,397)
                                                                                           ------------          ------------
From Fund Share Transactions - Net*                                                      (   50,878,110)        (  46,215,732)
                                                                                           ------------          ------------
Net Assets:
Beginning of period                                                                         512,270,995           501,789,732
                                                                                           ------------          ------------
End of period (including distributions in excess
of net investment $82,189 and $80,915, respectively)                                       $501,789,732          $442,389,295
                                                                                           ============          ============

* Analysis of Fund Share Transactions:


                                                                              YEAR ENDED OCTOBER 31,
                                                     ------------------------------------------------------------------------
                                                                   1995                                  1996
                                                     ------------------------------         ---------------------------------
                                                       SHARES               AMOUNT              SHARES               AMOUNT
                                                     ----------          -----------          ---------           -----------
CLASS A
Shares sold                                           7,317,218          $72,500,554          2,701,311           $26,773,125
Shares issued to shareholders in reinvestment
of distributions                                      2,046,427           19,655,465          1,861,397            18,201,055
                                                     ----------          -----------          ---------           -----------
                                                      9,363,645           92,156,019          4,562,708            44,974,180
Less shares repurchased                             ( 6,449,531)        ( 62,018,777)        (7,742,610)         ( 76,053,085)
                                                     ----------          -----------          ---------           -----------
Net increase (decrease)                               2,914,114          $30,137,242         (3,179,902)         ($31,078,905)
                                                     ==========          ===========          =========           ===========
CLASS B
Shares sold                                           1,566,023          $15,058,524          1,137,893           $11,221,296
Shares issued to shareholders in reinvestment
of distributions                                        622,218            5,939,906            397,229             3,883,010
                                                     ----------          -----------          ---------           -----------
                                                      2,188,241           20,998,430          1,535,122            15,104,306
Less shares repurchased                             (10,444,168)        (102,013,782)        (3,092,548)          (30,241,133)
                                                     ----------          -----------          ---------           -----------
Net decrease                                        ( 8,255,927)        ($81,015,352)        (1,557,426)         ($15,136,827)
                                                     ==========          ===========          =========           ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are as follows:
----------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------------------------
                                               1992(1)         1993          1994             1995            1996
                                            --------        --------       --------         --------        --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period        $  10.51        $  10.29       $  10.89         $   9.24        $  10.01
                                            --------        --------       --------         --------        --------
Net Investment Income                           0.64            0.68(2)        0.65             0.65            0.64(2)
Net Realized and Unrealized Gain (Loss)
on Investments and Financial
Futures Contracts                          (    0.22)           0.61      (    1.34)            0.77       (    0.26)
                                            --------        --------       --------         --------        --------
Total from Investment Operations                0.42            1.29      (    0.69)            1.42            0.38
                                            --------        --------       --------         --------        --------

Less Distributions:
Dividends from Net Investment Income       (    0.64)      (    0.68)     (    0.65)       (    0.65)      (    0.64)
Distributions from Net Realized Gain
on Investments Sold                               --       (    0.01)     (    0.31)              --              --
                                            --------        --------       --------         --------        --------
Total Distributions                        (    0.64)      (    0.69)     (    0.96)       (    0.65)      (    0.64)
                                            --------        --------       --------         --------        --------
Net Asset Value, End of Period              $  10.29        $  10.89       $   9.24         $  10.01        $   9.75
                                            ========        ========       ========         ========        ========
Total Investment Return
at Net Asset Value(3)                           5.33%(4)       12.89%      (   6.66%)          15.90%           4.02%

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)   $350,907        $375,416       $315,372         $370,966        $330,162
Ratio of Expenses to Average Net Assets         1.06%(5)        1.30%          1.23%            1.17%           1.15%
Ratio of Net Investment Income
to Average Net Assets                           7.11%(5)        6.47%          6.62%            6.76%           6.58%
Portfolio Turnover Rate                          140%            273%           127%              94%            143%

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment income, net realized and unrealized gains (losses), distributions and total investment return of the
Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------------------------
                                               1992(1)         1993          1994             1995            1996
                                            --------        --------       --------         --------        --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period        $  10.29        $  10.28       $  10.88         $   9.23        $  10.00
                                            --------        --------       --------         --------        --------
Net Investment Income                           0.76            0.66(2)        0.61             0.60            0.58(2)
Net Realized and Unrealized Gain
(Loss) on Investments and Financial
Futures Contracts                                 --            0.61      (    1.34)            0.77      (    0 .26)
                                            --------        --------       --------         --------        --------
Total from Investment Operations                0.76            1.27      (    0.73)            1.37            0.32
                                            --------        --------       --------         --------        --------

Less Distributions:
Dividends from Net Investment Income       (    0.77)      (    0.66)     (    0.61)       (    0.60)      (    0.58)
Distributions from Net Realized Gain on
Investments Sold                                  --       (    0.01)     (    0.31)              --              --
                                            --------        --------       --------         --------        --------
Total Distributions                        (    0.77)      (    0.67)     (    0.92)       (    0.60)      (    0.58)
                                            --------        --------       --------         --------        --------
Net Asset Value, End of Period              $  10.28        $  10.88       $   9.23         $  10.00        $   9.74
                                            ========        ========       ========         ========        ========
Total Investment Return
at Net Asset Value(3)                           7.58%          12.66%      (   7.05%)          15.27%           3.33%
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)   $197,032        $244,133       $196,899         $130,824        $112,228
Ratio of Expenses to Average Net Assets         1.55%           1.51%          1.64%            1.72%           1.82%
Ratio of Net Investment Income to
Average Net Assets                              7.35%           6.23%          6.19%            6.24%           5.91%
Portfolio Turnover Rate                          140%            273%           127%              94%            143%

(1) Class A shares commenced operations on January 3, 1992.

(2) Based on the average of shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5)Annualized.

See notes to financial statements.





Schedule of Investments
October 31, 1996
-------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Sovereign U.S. Government Income Fund on October 31, 1996. It's divided into two main categories: U.S. government and agencies securities and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                    PAR  VALUE
                                                  INTEREST         MATURITY           (000'S            MARKET
 ISSUER, DESCRIPTION                                RATE             DATE            OMITTED)           VALUE
--------------------                             ----------       ----------        ----------       ----------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Governmental -- U.S. (36.29%)
United States Treasury,
Bond                                              11.875%          11-15-03          $10,000       $ 13,154,700
Bond                                              10.750           08-15-05           29,585         38,215,536
Bond                                              12.750           11-15-10            6,000          8,561,220
Bond*                                              9.250           02-15-16           43,050         54,834,938
Bond                                               6.750           08-15-26            7,700          7,791,399
Note                                               9.250           08-15-98           19,625         20,781,109
Note                                               9.125           05-15-99           16,000         17,215,040
                                                                                                   ------------
                                                                                                    160,553,942
                                                                                                   ------------
Governmental -- U.S. Agencies (60.36%)
Federal Farm Credit Banks,
Bond                                              11.900           10-20-97            6,000          6,347,820
Federal Home Loan Mortgage Corp.,
15 Yr Pass Thru Ctf                               10.500           02-01-03            5,918          6,282,655
30 Yr Pass Thru Ctf                                9.500           08-01-16           14,978         16,175,529
CMO Remic 1608-L                                   6.500           09-15-23            5,000          4,620,300
CMO Remic 1617-PM                                  6.500           11-15-23           10,000          9,256,200
CMO Remic 34-C                                     9.000           11-15-19            5,431          5,634,180
CMO Remic G-8-E                                    9.000           04-25-21            6,000          6,470,625
CMO Remic 1142-H                                   7.950           12-15-20           10,000         10,337,500
CMO Remic Ctf 1603-K                               6.500           10-15-23            5,000          4,609,350
CMO Remic Ctf 1866-G                               7.000           07-15-26            5,686          5,476,329
Global Bond                                        7.256           09-17-01           10,000         10,164,000

Federal National Mortgage Assn.,
10 Yr Pass Thru Ctf                                7.875%          02-24-05            9,500         10,298,570
10 Yr Pass Thru Ctf                                9.550           12-10-97            1,020          1,061,596
10 Yr Pass Thru Ctf                                9.050           04-10-00           10,000         10,900,000
10 Yr Pass Thru Ctf                                8.900           06-12-00            5,000          5,442,200
10 Yr Pass Thru Ctf                                6.850           09-12-05            5,000          4,956,250
15 Yr Pass Thru Ctf                                7.500           06-01-11            7,863          7,989,956
15 Yr Pass Thru Ctf                                7.500           06-01-11            4,936          5,013,420
15 Yr Pass Thru Ctf                                7.500           07-01-11            4,895          4,974,170
15 Yr Pass Thru Ctf                                9.000           02-01-10            8,104          8,479,468
30 Yr Pass Thru Ctf                                8.000           10-01-24            7,938          8,114,724
GTD Remic Pass Thru Ctf 1996-28 PK                 6.500           07-25-25            7,589          6,934,723
GTD Remic Pass Thru Ctf 1994-75-K                  7.000           04-25-24            3,100          2,996,336
GTD Remic Pass Thru Ctf 1989-78G                   9.050           12-25-18            9,603          9,908,638
GTD Remic Pass Thru Ctf 1990-42-E                  9.800           05-25-19            1,187          1,185,279
GTD Remic Pass Thru Ctf 1991-76-M                  9.000           07-25-06            4,517          4,629,451
GTD Remic Pass Thru Ctf X-225C-TK                  6.500           12-25-23            5,032          4,638,850
GTD Remic Pass Thru Ctf G-17-B                     8.750           09-25-19               57             56,722
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf ++                             7.000           12-01-99           13,300         13,051,024
30 Yr Pass Thru Ctf                                7.500           01-15-23 to        37,023         37,261,414
                                                                   02-15-26
30 Yr Pass Thru Ctf                                8.000           07-15-24 to        27,191         27,864,828
                                                                   07-15-26
Student Loan Marketing Assn.,
Multicurrency PERLS+                              10.000           11-19-96            1,000            300,000
Multicurrency PERLS+                              11.100           04-07-97              200             69,500
Tennessee Valley Authority,
Bond                                               8.250           04-15-42            5,000          5,538,900
                                                                                                   ------------
                                                                                                    267,040,507
                                                                                                   ------------
TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
(Cost $420,719,416)                                                                  (96.65%)      $427,594,449
                                                                                      -----        ------------

See notes to financial statements.





                                                                                    PAR  VALUE
                                                  INTEREST         MATURITY           (000'S            MARKET
 ISSUER, DESCRIPTION                                RATE             DATE            OMITTED)           VALUE
--------------------                             ----------       ----------        ----------       ----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (.32%)
Investment in a joint repurchase agreement
transaction with SBC Capital Markets Inc.,
Dated 10-31-96, Due 11-01-96 (secured by
U.S. Treasury Bonds, 11.250% Due 02-15-15,
U.S. Treasury Bonds, 12.000% Due 8-15-13,
U.S. Treasury Bond, 6.250% Due 8-15-23,
U.S. Treasury Bonds, 10.375% Due 11-15-12)
Note A                                            5.540%           11-01-96          $ 1,383       $  1,383,000
                                                                                                   ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current
Rate 4.750%                                                                                               6,319
                                                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS                                                          ( 0.32%)        1,389,319
                                                                                                   ------------
TOTAL INVESTMENTS                                                                     (96.97%)     $428,983,768
                                                                                       =====       ============
*            U.S. Treasury Bonds with a value of $1,236,525 owned by the Fund were designated as margin deposits for future contracts at October 31, 1996.

+            Principal Exchange Rate Linked Securities (PERLS). PERLS are debt instruments that are denominated in U.S.
             dollars and pay interest in U.S. dollars, but whose principal repayments are linked to the performance of the U.S. dollar versus a foreign currency. If the foreign currency gains value against the U.S. dollar when the PERL matures, redemption will be at a premium. The redemption will be at a discount if the foreign dollar loses value against the U.S. dollar.  As of 10/31/96, the Fund has PERLS with a total cost of
             $1,197,463 and a total value of $369,500, or 0.08% of the the Fund's total net assets.

++           This security having an aggregate value of $13,051,024 or 2.95% of the Fund's net assets, has been purchased on a when issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when issued commitments. Accordingly, the market values of $13,636,688 of U.S. Treasury Bond, 10.750%, 08-
             15-05 has been segregated to cover the issued commitments.

             The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

NOTE A --
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Sovereign U.S. Government Income Fund (the "Fund"), and John Hancock Strategic Income Fund. Until August 30, 1996, the Fund was a series of Freedom Investment Trust. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of income as is consistent with long-term total return by investing in securities issued, guaranteed or otherwise backed by the United States government, it agencies or instrumentalities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $47,195,214 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforwards expire as follows: October 31, 1998 -- $282,637, October 31, 2002 -- $16,549,431, October 31, 2003 -- $26,193,155 and
October 31, 2004 -- $4,169,991.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 1996, there were the following open positions in financial futures contracts:

                                              UNREALIZED
EXPIRATION       OPEN         POSITION       APPRECIATION
----------     --------      ----------      ------------
DEC 1996       175 TREASURY     LONG           $474,531
               BOND

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the bond market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended
October 31, 1996.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.50% of the first $500,000,000 of the Fund's average daily net asset value, and (b) 0.45% of the Fund's average daily net asset value in excess of $500,000,000.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended October 31, 1996, net sales charges received on sales of Class A shares of the Fund amounted to $379,649. Of this amount, $41,439 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, $85,083 was paid as sales commissions to unrelated broker-dealers and $253,127 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996 the contingent deferred sales charges received by JH Funds amounted to $345,181.

In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B ranged from 0.90% to 1.00% of average daily net assets throughout the period.

The Fund has a transfer agent agreement with John Hancock Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

On August 27, 1996, the Board of Trustees approved retroactively to July 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.



Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and officers of the Adviser and its affiliates, as well as a Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,477.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies, other than short-term securities, during the period ended October 31, 1996 aggregated
$703,864,337 and $756,420,784, respectively.

The cost of investments owned at October 31, 1996 for federal income tax purposes was $422,405,650. Gross unrealized appreciation and depreciation of investments aggregated $7,984,477 and $1,412,678, respectively, resulting in net unrealized appreciation of $6,571,799.



REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders of John Hancock Sovereign U.S. Government Income Fund and the Trustees of John Hancock Strategic Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Sovereign U.S. Government Income Fund (the "Fund") (a series of John Hancock Strategic Series) at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

December 12, 1996


SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock Sovereign U.S. Government Income Fund was held.

The Shareholders approved an Amended and Restated Declaration of
Trust for the Fund. The shareholder votes were 23,799,093 FOR, 542,914 AGAINST and 2,375,213 ABSTAINING.

The Shareholders approved an Agreement and Plan of Reorganization for the Fund. The shareholder votes were 23,667,375 FOR, 681,798 AGAINST and 2,368,046 ABSTAINING.

The Shareholders approved a new investment management contract between John Hancock Advisers, Inc. and the Fund. The shareholder votes were 23,921,142 FOR, 732,787 AGAINST and 2,241,217 ABSTAINING.

The Shareholders eliminated the Fund's fundamental restriction on investing in a single class of securities of an issuer. The shareholder votes were 23,492,399 FOR, 829,457 AGAINST and 2,395,363 ABSTAINING.

The Shareholders redesignated as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies. The shareholder votes were 23,357,196 FOR, 957,947 AGAINST and 2,402,076 ABSTAINING.

The Shareholders elected the following Trustees with votes as indicated:

NAME OF TRUSTEE                      FOR                WITHHELD
---------------                 ------------      ------------------
Dennis S. Aronowitz              26,098,326             796,820
Edward J. Boudreau, Jr.          26,102,649             792,497
Richard P. Chapman, Jr.          26,110,739             784,407
William J. Cosgrove              26,107,475             787,671
Douglas M. Costle                26,113,513             781,633
Leland O. Erdahl                 26,097,639             797,507
Richard A. Farrell               26,108,362             786,784
Gail D. Fosler                   26,109,483             785,663
William F. Glavin                26,087,789             807,357
Anne C. Hodsdon                  26,106,574             788,573
Dr. John A. Moore                26,105,368             789,778
Patti McGill Peterson            26,106,137             789,009
John W. Pratt                    26,104,298             790,848
Richard S. Scipione              26,092,723             802,423
Edward J. Spellman               26,122,689             782,457



TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1996.

None of the distributions qualify for the dividends received deduction available to corporations.

Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January of 1997. This will reflect the total of all distributions which are taxable for the calender year 1996.



NOTES

John Hancock Funds - Sovereign U.S. Government Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]


NOTES

John Hancock Funds - Sovereign U.S. Government Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]


NOTES

John Hancock Funds - Sovereign U.S. Government Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



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This report is for the information of shareholders of the John
Hancock Sovereign U.S. Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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Recycled Paper."                                         0200A 10/96
                                                               12/96